UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2015  (November 23, 2015)

Capstone Turbine Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21211 Nordhoff Street, Chatsworth, California	91311
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (818) 734-5300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 23, 2015, Capstone Turbine Corporation, a Delaware corporation (the "Company"), received a notice (the "Notice") from the Listing Qualifications Department of the Nasdaq Stock Market ("Nasdaq") advising the Company that it had regained compliance with Nasdaq Listing Rule 5450(a)(1) as a result of the bid price of the Company's common stock having closed at or above $1.00 per share for the ten consecutive trading days prior to the date of the Notice. The Notice indicated that the matter is now closed.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99	Press release dated November 24, 2015.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capstone Turbine Corporation (Registrant)
November 24, 2015 (Date)	/s/ JAYME L. BROOKS Jayme L. Brooks Chief Financial Officer and Chief Accounting Officer

Exhibit Index

Exhibit	Description
99	Press release dated November 24, 2015.